SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 13, 2011

WASHINGTON REAL ESTATE INVESTMENT TRUST

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-6622	53-0261100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6110 Executive Boulevard, Suite 800, Rockville, Maryland 20852

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (301) 984-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 13, 2011, Washington Real Estate Investment Trust (“WRIT”) acquired Braddock Place for $101.0 million pursuant to the terms of a purchase agreement, dated July 29, 2011, between a wholly-owned subsidiary of WRIT and MGP Braddock Place Operating, LLC. WRIT funded the acquisition with cash proceeds from its recent sales transactions of its industrial portfolio. Braddock Place is a 345,000 square foot office campus in Alexandria, Virginia consisting of four buildings and a two-level underground parking garage. The properties were built in 1985 and are 92% leased.

On September 15, 2011, WRIT acquired John Marshall II for $73.5 million pursuant to the terms of a purchase agreement, dated March 25, 2011, between a wholly-owned subsidiary of WRIT and JMII Circle, LLC and JMII Ford, LLC. WRIT funded the acquisition with the assumption of a $54.1 million loan (carrying a fixed contractual interest rate of 5.79% per annum and maturing on May 6, 2016), cash proceeds from its recent sales transactions of its industrial portfolio and its line of credit. John Marshall II is a 223,000 square foot office building with a detached, shared seven-level parking garage in Tysons Corner, Virginia. The property was built in 1996 and is 100% leased to a single tenant.

During the period from January 1, 2011 to September 15, 2011 WRIT purchased six real estate properties, as follows:

Acquisition Date	Property Name	Property Type	Rentable Square Feet	Contract Purchase Price (in millions)
January 11, 2011	1140 Connecticut Avenue	Office	184,000	$80.3
March 30, 2011	1227 25th Street	Office	130,000	47.0
June 15, 2011	650 North Glebe Road(1)	Multifamily	N/A	11.8
August 30, 2011	Olney Village Center	Retail	199,000	58.0
September 13, 2011	Braddock Place	Office	345,000	101.0
September 15, 2011	John Marshall II	Office	223,000	73.5

		Total	1,081,000	$371.6

(1)	650 North Glebe Road is 37,000 square feet of land acquired by a consolidated joint venture for the purpose of developing a 150 unit apartment community. WRIT is a 90% owner of the joint venture.

Individually, the above acquisitions are insignificant as defined in Regulation S-X, but in the aggregate, constitute a “significant amount of assets” as defined in Regulation S-X. When acquisitions are individually insignificant but significant in the aggregate, Regulation S-X requires the presentation of audited financial statements for assets comprising a substantial majority of the individually insignificant properties. The purchases of 1140 Connecticut Avenue, Braddock Place and John Marshall II constitute a “substantial majority” of the assets acquired by WRIT from January 1, 2011 through the period ended September 15, 2011 as defined in the Regulation.

ITEM 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The required financial statements will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

The required pro forma financial information will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)	Exhibits

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBITS

99.1	Press release issued September 13, 2011 regarding the acquisition of Braddock Place.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST

By:	/s/ Laura M. Franklin
Laura M. Franklin

Executive Vice President Accounting,
Administration and Corporate Secretary

Date: September 15, 2011